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                           [LOGO OF EXCELSIOR FUNDS]



                            Fixed Income Portfolios


                                 ANNUAL REPORT

                                 March 31, 2001

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S FIXED INCOME MARKET REVIEW......................................    2
ADVISER'S INVESTMENT REVIEWS
 Managed Income Fund......................................................    3
 Intermediate-Term Managed Income Fund....................................    4
 Short-Term Government Securities Fund....................................    5
 High Yield Fund..........................................................    6
STATEMENTS OF ASSETS AND LIABILITIES......................................    7
STATEMENTS OF OPERATIONS..................................................    8
STATEMENTS OF CHANGES IN NET ASSETS.......................................    9
FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS..................   10
PORTFOLIOS OF INVESTMENTS
 Managed Income Fund......................................................   12
 Intermediate-Term Managed Income Fund....................................   14
 Short-Term Government Securities Fund....................................   16
 High Yield Fund..........................................................   17
NOTES TO FINANCIAL STATEMENTS.............................................   18
INDEPENDENT AUDITORS' REPORT..............................................   25
FEDERAL TAX INFORMATION...................................................   26

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 .  Initial Purchase and Prospectus Information and Shareholder Services 1-800-
   446-1012 (From overseas, call 617-557-8280)
 .  Current Price and Yield Information 1-800-446-1012
 .  Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc., Excelsior Institutional Trust and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc., Excelsior Institutional Trust and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc., Excelsior Institutional Trust and Ex-celsior Tax-Exempt Funds, Inc. at the following address:

    Excelsior Funds
    c/o J.P. Morgan Investor Services Co.
    P.O. Box 2798
    Boston, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

  The fiscal year ended March 31, 2001 proved to be a highly challenging one in the financial, markets. In many respects, as we look back over the fiscal year, financial markets performed as a polar opposite to that of fiscal year 2000.

  Domestically, the effects of several Federal Reserve interest rate hikes in late fiscal 2000 began to impact the economy. Oil prices began to rise. Concerns over slowing corporate earnings growth became a renewed focus of investors. Formerly high-flying technology and growth stocks were brought back to more realistic valuation levels. Internationally, many of these same factors combined with a weak Euro and Yen to further dampen equity performance. On the positive side, the bond market began to rally as investors moved out of equities and into fixed income securities. Finally, as the fiscal year closed, the Federal Reserve began cutting interest rates, reversing the tightening it began the year before. We are cautiously optimistic that this action will prove to be the precursor to a market recovery over the next year.

  During the next year, we will continue our efforts to enhance your investing experience with Excelsior. We are in the process of redesigning our website, excelsiorfunds.com, to provide you with greater servicing options as well as direct access to your account. You will be receiving further information from Excelsior as we approach the rollout of these enhanced services.

  As always, we appreciate your confidence in selecting Excelsior to fulfill your investment needs. We remain committed to providing you with first-class investment products and are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you to meet your financial objectives.

                                          Sincerely,

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board and President

EXCELSIOR FUNDS, INC.                      ADVISER'S FIXED INCOME MARKET REVIEW
-------------------------------------------------------------------------------

The fiscal year that ended on March 31, 2001, was characterized by climbing and then consistently high oil prices, concerns about the economy (from near inflation to near recession), very low unemployment numbers (a possible harbinger of inflation), changing interest rates (the Fed first tightened and then eased monetary policy) and mounting problems among equities--all of which had an effect on the bond markets.

The fiscal year began with a two-month-long rise in Treasury rates that spiked slightly above 6% at the long end--a result, in large part, of some of the issues mentioned above. Moving into June, however, investor speculation began to turn after leading economic indicators appeared to weaken. This resulted in a rally in Treasuries. By quarter end, yields had come down ten points at the short end and remained basically unchanged at the intermediate and long ends. Municipal securities followed a similar pattern--down through much of the quarter, rallying a little at the end, and finishing down five basis points for five-year securities, flat at ten years, up a few basis points at the long end.

This general downward trend continued into the second fiscal quarter, though mostly for intermediate issues, and was prompted by a perceived end to Fed tightening and further evidence of a slowing economy. Also driving rates lower were a limited supply of Treasuries and municipal securities--a result of the government's buyback program--and heightened demand, as investors increasingly shifted away from equities. As a result, although 30-year Treasuries were essentially unchanged in yield for the quarter (largely due to high oil prices), five-year Treasuries declined in yield by 30 basis points. On the taxable side, credit spreads tightened, with higher-quality outperforming lower-quality issues.

There was a sustained rally in the fiscal third quarter, the upshot of crumbling equity markets, a clearly slowing economy and a growing consensus (later validated) that the Fed would begin easing in the new year. Treasury bonds declined in the period, basically across the board. Municipal securities continued to benefit from a lack of new issuance as well as healthy demand, as investors turned their backs on struggling equities. Among taxables, the yield spread widened between high- and lower-grade securities, as higher-quality issues again outperformed in the period.

In the fourth fiscal quarter of 2001, cash continued to flow out of equities and into the front-end of the Treasury curve. Meanwhile, the swift downturn in the U.S. economy motivated numerous rate cuts by the Fed. Yields for the period fell at the short end, remained flat among intermediates, and climbed slightly at the long end. Finally, taxable fixed income securities outperformed Treasuries during the quarter.

EXCELSIOR FUNDS, INC.                                        MANAGED INCOME FUND
--------------------------------------------------------------------------------

  For the fiscal year ended March 31, 2001, the Fund realized a total return of 12.80%* versus 12.41%*** for the Lehman Brothers Govt/Credit Bond Index and ranked 14 out of 180 funds, based on total return, in the Lipper Corporate Debt Funds A Rated category**. The Fund has performed well in the long term, ranking 23 and 17 among 116 and 43 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2001, with cumulative total returns of 40.18%* and 111.75%*, respectively. In the fiscal first quarter, the Fund benefited from an overweight in Treasury securities, commercial mortgage backed securities, and Ginne Maes with underweights in corporate bonds and Government Agency securities. This was due to a reduction in supply of Treasury securities and Federal Reserve tightening, which caused credit spreads to widen-- especially in the corporate bond market. We positioned the duration of the Fund in line with its benchmark due to Federal Reserve uncertainty. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with a longer duration are more sensitive to changes in interest rates than securities of shorter durations. In the fiscal second quarter, we continued to overweight sectors where securities were in short supply (such as long dated Treasuries and government mortgages) and to underweight sectors where there was significant issuance (such as corporate bonds). The Fund was also positioned with AAA commercial mortgages and asset backed securities in lieu of lower investment grade bonds. We wanted to maintain a high quality orientation as we expected a slowing economy and continued corporate supply would continue to pressure credit spreads. Although the duration of the portfolio was in line with its index during the quarter, the portfolio did benefit from yield curve steepening and yield spread widening between high grade and lower investment grade credits. In the fiscal fourth quarter, the Fund benefited from an overweight in spread product, primarily commercial mortgages and corporate securities. Fund performance in the final quarter was restrained, however, by maintenance of high overall credit quality.

                             Managed Income Fund+
                 Average Annual Total Return Ended on 3/31/01*
                        1 year     5 years     10 years
                        12.80%      6.97%       7.80%

                                   [GRAPH]

                 Managed Income Fund     Lehman Brothers Govt
3/31/91                10,000                  10,000
3/31/92                11,036                  11,138
3/31/93                12,773                  12,731
3/31/94                12,994                  13,082
3/31/95                13,521                  13,683
3/31/96                15,158                  15,177
3/31/97                15,603                  15,854
3/31/98                17,600                  17,818
3/31/99                18,646                  18,983
3/31/00                18,781                  19,302
3/31/01                21,185                  21,697

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Managed Income Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers Govt/Credit Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper Analytical Services, Inc. -- Lipper is an independent mutual fund performance monitor.
***  Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR FUNDS, INC.                     INTERMEDIATE-TERM MANAGED INCOME FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2001, the Fund posted a total return of 12.73%* and ranked 22 out of 287 funds, based on total return, in the Lipper Intermediate Investment Grade Debt Funds category**. For the five years ended March 31, 2001 the Fund ranked 60 out of 150 funds, for the same Lipper category, with a cumulative total return of 38.31%*. In the fiscal first quarter, early signs of economic slowing began to reshape the yield curve in favor of intermediate maturity issues. The Fund was positioned accordingly, with a relative overweighing in 3- to 7-year maturities. The yield on corporate and mortgage securities rose in relation to Treasuries. Relative spreads on many sectors were at recession levels. We regarded these issues as selectively attractive and increased Fund holdings. In the fiscal second and third quarters, interest rates declined with short-term rates falling more than longer issues. As the yield curve began to move back to a normal positive slope, the intermediate maturities produced strong returns, and the Fund benefited as a result. During the final quarter of the fiscal year, however, the yield curve underwent a dramatic reshaping. Three Federal Reserve easings pushed 2-year Treasuries rates lower by 72 basis points relative to 10-year notes during the period. The Fund continued to be overweighted in the 3-year portion of the yield curve despite the curve's movement to a more normal shape. Given the Fund's position in the interest-rate cycle, we believed 3-year notes would benefit from further easings and price gains as securities "rolled down" a very steep yield curve. Treasuries had the lowest return of the major fixed income sectors during the quarter. Credit-sensitive and lower-quality issues rallied in response to a stimulative monetary policy and the hopes the current economic slowing would be limited. Spread markets remained at the wider end of historical ranges and we felt were good values. The Fund continued to be committed to non-Treasury sectors while maintaining high quality and liquidity. Corporate notes were increased to 53% of assets at quarter end, up from 41% at the end of December 2000. The quality of these issues is high with an average rating of A2. The mortgage position was reduced as prices moved above par and the expectations that further gains would be inhibited by increased supply. Until the degree of economic slowing becomes more defined we will maintain the existing portfolio structure.

                    Intermediate-Term Managed Income Fund+
                Average Annual Total Return Ended on 3/31/01*

               1 year    5 years    Since Inception (12/31/92)
               12.73%    6.69%            6.51%

                                   [GRAPH]

                  Intermediate Term    Lehman Bros. Government
                   MNGD Income Fund      1-3 Yr. Bond Index
12/31/92               10,000                 10,000
 3/31/93               10,386                 10,220
 3/31/94               10,433                 10,490
 3/31/95               10,949                 10,950
 3/31/96               12,167                 11,790
 3/31/97               12,562                 12,420
 3/31/98               13,990                 13,350
 3/31/99               14,832                 14,164
 3/31/00               14,922                 14,680
 3/31/01               16,822                 16,061

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Intermediate-Term Managed Income Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers Intermediate Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper Analytical Services, Inc. -- Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR FUNDS, INC.                     SHORT-TERM GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------

  Early in the fiscal year, the yield curve steepened as short-end rates rallied while long-end rates were largely unchanged. In the Fund, the allocation to spread product (agency debentures and mortgage-backed securities) was kept at 75% of the market value. The Fund benefited from this overweight since interest rate swap spreads (a measure of overall credit risk) tightened marginally relative to Treasuries. The Fund's duration was held close to the benchmark due to the increased volatility of interest rates. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with a longer duration are more sensitive to changes in interest rates than securities of shorter durations. We added to positions in Agency securities backed by multi-family mortgages. These bonds are highly correlated with swap rates, provide a yield pick- up of roughly 20 bps relative to Agency debentures, and offer good liquidity. Moving into the second half, we saw further slowing in the economy and losses in the equity markets--which benefited short-term Treasuries. The yield on 2-year notes declined by 90 basis points as the market began to price in the possibility of additional Federal Reserve easing. This also resulted in a steeper yield curve. The Treasury rally shortened the duration of the mortgage-backed securities and callable agencies in the portfolio. Offsetting this, though, was the addition of non-callable agency debentures to the Fund, increasing spread product exposure to 84% of the market value. These securities currently offer approximately 50 bps higher yield than similar maturity Treasuries and have potential for further appreciation should swap spreads tighten. In the fiscal fourth quarter, we pushed the duration of the Fund slightly longer than the benchmark. Agency mortgage-backed securities (MBS) were added to the Fund as the rally in interest rates ignited supply and prepayment fears, cheapening MBS relative to Treasuries. The allocation to that sector was increased by approximately 15%, primarily by the purchase of very seasoned 15- and 30-year pass-throughs. These securities exhibit less negative convexity compared to new production MBS since they have experienced numerous refinance periods and have low remaining loan balances.

                    Short-Term Government Securities Fund+
                 Average Annual Total Return Ended on 3/31/01*
               1 year     5 years     Since Inception (12/31/92)
               9.14%       5.73%              5.33%

                                    [GRAPH]

               Short Term Government    Lehman Bros. Government/
                 Securities Fund         Credit Bond Index

12/31/92            10,000                     10,000
 3/31/93            10,170                     10,400
 3/31/94            10,385                     10,660
 3/31/95            10,832                     11,140
 3/31/96            11,619                     12,220
 3/31/97            12,173                     12,790
 3/31/98            12,961                     14,020
 3/31/99            13,679                     14,941
 3/31/00            14,092                     15,250
 3/31/01            15,380                     17,106

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Short-Term Government Securities Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities with maturities of one to three years. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR INSTITUTIONAL TRUST                                    HIGH YIELD FUND
--------------------------------------------------------------------------------

  For the five month period ended March 31, 2001, the Fund realized a total return of 7.76%* versus 5.12%** for the Merrill Lynch High Yield Master Index. The Fund commenced operations on October 31, 2000, and in this initial period, coming as it did in the midst of a particularly volatile period, we regarded the high yield sector as genuinely undervalued. During this period, the Fund focused on the higher strata of the High Yield universe by maintaining a portfolio of BB and high single-B rated bonds. The goal was to purchase the more senior current coupon bonds to shorten duration and maintain high current coupon. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with a longer duration are more sensitive to changes in interest rates than securities of shorter durations. The Fund seeks to find current coupon bonds trading at a discount to par to further shorten duration, mitigate principal risk, and provide for capital appreciation. Capital appreciation is achieved in discount bonds when the fundamental and technical calls are correct and the bonds move up in price. Furthermore, we also sought to achieve greater performance with sector rotation within the High Yield Universe. At that time, this strategy included overweighing of the best-in-class issuers in the beaten down telecom, cable, packaging, and aluminum sectors. At year-end the Fund's average portfolio rating was BB- and duration was 3.87 years, both rather conservative metrics for a high yield portfolio. The portfolio is almost entirely discount current coupon senior notes with an emphasis in investing higher up in the balance sheet for better asset coverage.

                               High Yield Fund+
                   Cumulative Total Return Ended on 3/31/01*
                           Since Inception (11/1/00)
                                     7.76%

                                    [GRAPH]
                      High Yield Fund       Merrill Lynch High Yield Index
 11/1/00                   10,000                      10,000
 1/30/00                    9,600                       9,687
12/31/00                    9,968                       9,897
 1/31/01                   10,782                      10,487
 2/28/01                   10,950                      10,653
 3/31/01                   10,766                      10,512

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

  The above illustration compares a $10,000 investment made in High Yield Fund and a broad-based index since October 31, 2000 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Merrill Lynch -- The Merrill Lynch High Yield Master Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

Excelsior Funds
Statements of Assets and Liabilities
March 31, 2001


                                             Intermediate-
                                                 Term       Short-Term
                                 Managed        Managed     Government      High
                                  Income        Income      Securities      Yield
                                   Fund          Fund          Fund         Fund
                               ------------  -------------  -----------  -----------
  ASSETS:
   Investments, at cost--see
    accompanying portfolios..  $256,076,132  $214,196,876   $74,519,774  $79,202,109
                               ============  ============   ===========  ===========
   Investments, at value
    (Note 1).................  $261,249,026  $219,635,567   $75,356,261  $78,446,214
   Cash......................       --            --            --            89,006
   Interest receivable.......     2,572,237     2,745,081       657,023    1,596,693
   Receivable for investment
    securities sold..........       --            --            --         6,045,937
   Receivable for fund shares
    sold.....................         2,520           521         7,548      103,961
   Prepaid expenses..........         3,035         2,312           952      --
                               ------------  ------------   -----------  -----------
   Total Assets..............   263,826,818   222,383,481    76,021,784   86,281,811
  LIABILITIES:
   Payable for dividends
    declared.................     1,046,225     1,051,464       281,128      512,408
   Payable for investments
    purchased................    10,252,908       --            --        10,165,754
   Payable for fund shares
    redeemed.................       139,306     1,609,158            82        1,492
   Investment advisory fees
    payable (Note 2).........       105,760        28,531        10,839       16,698
   Administration fees
    payable (Note 2).........        55,885        25,745         6,590        4,291
   Administrative servicing
    fees payable (Note 2)....        21,430        39,582         7,742      --
   Directors' fees payable
    (Note 2).................         1,296           264           293        1,585
   Accrued expenses and other
    payables.................        31,074        28,733        20,989       47,219
                               ------------  ------------   -----------  -----------
   Total Liabilities.........    11,653,884     2,783,477       327,663   10,749,447
                               ------------  ------------   -----------  -----------
  NET ASSETS.................  $252,172,934  $219,600,004   $75,694,121  $75,532,364
                               ============  ============   ===========  ===========
  NET ASSETS consist of:
   Undistributed
    (distributions in excess
    of) net investment
    income...................  $    219,352  $     22,644   $   (13,797) $    --
   Accumulated net realized
    gain (loss) on
    investments..............      (483,913)   (2,649,341)     (337,938)   1,019,018
   Unrealized
    appreciation/depreciation
    of investments...........     5,172,894     5,438,691       836,487     (755,895)
   Par value (Note 4)........        27,692        30,591        10,674          104
   Paid in capital in excess
    of par value.............   247,236,909   216,757,419    75,198,695   75,269,137
                               ------------  ------------   -----------  -----------
  Total Net Assets...........  $252,172,934  $219,600,004   $75,694,121  $75,532,364
                               ============  ============   ===========  ===========
  Net Assets:
   Shares....................  $252,172,934  $219,600,004   $75,694,121  $57,670,491
   Institutional Shares......       --            --            --        17,861,873
  Shares outstanding (Note
   4):
   Shares....................    27,692,480    30,590,575    10,673,692    7,941,697
   Institutional Shares......       --            --            --         2,459,803
  NET ASSET VALUE PER SHARE:
   Shares....................         $9.11         $7.18         $7.09        $7.26
                               ============  ============   ===========  ===========
   Institutional Shares......            --            --            --        $7.26
                               ============  ============   ===========  ===========

                       See Notes to Financial Statements

Excelsior Funds
Statements of Operations
Year Ended March 31, 2001

                                            Intermediate- Short-Term
                                 Managed    Term Managed  Government     High
                                 Income        Income     Securities    Yield
                                  Fund          Fund         Fund       Fund*
                               -----------  ------------- ----------  ----------
  INVESTMENT INCOME:
   Interest income...........  $15,673,302   $12,641,612  $3,750,882  $1,507,654
                               -----------   -----------  ----------  ----------
  EXPENSES:
   Investment advisory fees
    (Note 2).................    1,757,297       652,473     182,690     115,228
   Administration fees (Note
    2).......................      356,165       283,360      92,563      16,979
   Administrative servicing
    fees (Note 2)............      104,596       235,271      65,867           4
   Custodian fees............       58,577        48,745      15,454       6,797
   Shareholder servicing
    agent fees...............       32,000        19,320      15,025      25,638
   Legal and audit fees......       21,586        14,248       6,133       1,792
   Registration and filing
    fees.....................       15,261        18,906      17,471       3,604
   Shareholder reports.......       15,242        11,375       5,403      21,195
   Directors' fees and
    expenses (Note 2)........        4,933         3,202       1,266       1,709
   Miscellaneous expenses....        6,385        12,800       4,273      16,300
                               -----------   -----------  ----------  ----------
   Total Expenses............    2,372,042     1,299,700     406,145     209,246
   Fees waived and reimbursed
    by investment adviser and
    administrators (Note 2)..     (315,295)     (234,655)    (59,409)    (68,502)
                               -----------   -----------  ----------  ----------
   Net Expenses..............    2,056,747     1,065,045     346,736     140,744
                               -----------   -----------  ----------  ----------
  NET INVESTMENT INCOME......   13,616,555    11,576,567   3,404,146   1,366,910
                               -----------   -----------  ----------  ----------
  REALIZED AND UNREALIZED
   GAIN (LOSS)
   ON INVESTMENTS (Note 1):
   Net realized gain on
    security transactions....    4,011,372     1,696,106     158,286   1,019,018
   Change in unrealized
    appreciation/depreciation
    of investments during the
    period...................   10,890,903     9,541,232   1,709,633    (755,895)
                               -----------   -----------  ----------  ----------
  Net realized and unrealized
   gain on investments.......   14,902,275    11,237,338   1,867,919     263,123
                               -----------   -----------  ----------  ----------
  Net increase in net assets
   resulting from operations.  $28,518,830   $22,813,905  $5,272,065  $1,630,033
                               ===========   ===========  ==========  ==========

*  High Yield Fund commenced operations on October 31, 2000.
                       See Notes to Financial Statements

Excelsior Funds
Statements of Changes in Net Assets

                                            Intermediate-  Short-Term
                                Managed     Term Managed   Government      High
                                 Income        Income      Securities      Yield
                                  Fund          Fund          Fund         Fund*
                              ------------  -------------  -----------  -----------
  Year Ended March 31, 2001
  Net investment income.....  $ 13,616,555  $ 11,576,567   $ 3,404,146  $ 1,366,910
  Net realized gain on
   investments..............     4,011,372     1,696,106       158,286    1,019,018
  Change in unrealized
   appreciation/depreciation
   of investments during the
   period...................    10,890,903     9,541,232     1,709,633     (755,895)
                              ------------  ------------   -----------  -----------
  Net increase in net assets
   resulting from
   operations...............    28,518,830    22,813,905     5,272,065    1,630,033
  Distributions to
   shareholders:
   From net investment
    income
   Shares...................   (13,570,243)  (11,548,790)   (3,402,262)    (962,784)
   Institutional Shares.....            --            --            --     (404,126)
   In excess of net
    investment income
   Shares...................            --            --       (13,797)          --
                              ------------  ------------   -----------  -----------
     Total distributions....   (13,570,243)  (11,548,790)   (3,416,059)  (1,366,910)
                              ------------  ------------   -----------  -----------
  Increase in net assets
   from fund share
   transactions (Note 4):
   Shares...................    16,744,822    52,851,609    14,530,915   57,578,036
   Institutional Shares.....            --            --            --   17,691,205
                              ------------  ------------   -----------  -----------
     Total from fund share
      transactions..........    16,744,822    52,851,609    14,530,915   75,269,241
                              ------------  ------------   -----------  -----------
  Net increase in net
   assets...................    31,693,409    64,116,724    16,386,921   75,532,364
  NET ASSETS:
   Beginning of period......   220,479,525   155,483,280    59,307,200           --
                              ------------  ------------   -----------  -----------
   End of period(1).........  $252,172,934  $219,600,004   $75,694,121  $75,532,364
                              ============  ============   ===========  ===========
  (1) Including
      undistributed
      (distributions in
      excess of) net
      investment income.....  $    219,352  $     22,644   $   (13,797)
                              ============  ============   ===========
  Year Ended March 31, 2000
  Net investment income.....  $ 11,677,695  $  8,412,308   $ 3,062,511
  Net realized loss on
   investments..............    (4,413,800)   (4,090,886)     (518,006)
  Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................    (5,471,309)   (3,334,594)     (681,513)
                              ------------  ------------   -----------
  Net increase in net assets
   resulting from
   operations...............     1,792,586       986,828     1,862,992
  Distributions to
   shareholders:
   From net investment
    income..................   (11,677,695)   (8,412,308)   (3,062,511)
   From net realized gain on
    investments.............      (757,970)      --           (159,335)
  Increase in net assets
   from fund share
   transactions (Note 4)....    15,354,432    35,165,375     8,076,780
                              ------------  ------------   -----------
  Net increase in net
   assets...................     4,711,353    27,739,895     6,717,926
  NET ASSETS:
   Beginning of year........   215,768,172   127,743,385    52,589,274
                              ------------  ------------   -----------
   End of year(2)...........  $220,479,525  $155,483,280   $59,307,200
                              ============  ============   ===========
 --------
  (2) Including
    undistributed
    (distributions in excess
    of) net investment
    income..................  $    173,040  $     (5,133)  $    (1,884)
                              ============  ============   ===========

 --------
* High Yield Fund commenced operations on October 31, 2000.
                       See Notes to Financial Statements

Excelsior Funds
Financial Highlights -- Selected Per Share Data and Ratios
  For a Fund share outstanding throughout each period.

                                                                                 Distributions Distributions Distributions
                       Net Asset             Net Realized             Dividends  in Excess of    From Net    in Excess of
                        Value,      Net     and Unrealized Total From  From Net       Net      Realized Gain Net Realized
                       Beginning Investment  Gain (Loss)   Investment Investment  Investment        on          Gain on
                       of Period   Income   on Investments Operations   Income      Income      Investments   Investments
                       --------- ---------- -------------- ---------- ---------- ------------- ------------- -------------
  MANAGED INCOME FUND -- (1/9/86*)
   Year Ended March
    31,
   1997..............    $8.84     $0.51        $(0.24)      $0.27      $(0.51)       --             --            --
   1998..............     8.60      0.49          0.58        1.07       (0.49)       --          $(0.01)          --
   1999..............     9.17      0.46          0.08        0.54       (0.46)       --           (0.26)          --
   2000..............     8.99      0.47         (0.41)       0.06       (0.47)       --           (0.03)          --
   2001..............     8.55      0.50          0.56        1.06       (0.50)       --             --            --
  INTERMEDIATE-TERM MANAGED INCOME FUND -- (12/31/92*)
   Year Ended March
    31,
   1997..............    $7.06     $0.41        $(0.19)      $0.22      $(0.41)       --             --            --
   1998..............     6.87      0.41          0.36        0.77       (0.41)       --             --            --
   1999..............     7.23      0.39          0.04        0.43       (0.39)       --          $(0.13)       $(0.01)
   2000..............     7.13      0.40         (0.36)       0.04       (0.40)       --             --            --
   2001..............     6.77      0.42          0.41        0.83       (0.42)       --             --            --
  SHORT-TERM GOVERNMENT SECURITIES FUND -- (12/31/92*)
   Year Ended March
    31,
   1997..............    $6.98     $0.38        $(0.06)      $0.32      $(0.37)       --             --            --
   1998..............     6.93      0.37          0.07        0.44       (0.37)       --             --            --
   1999..............     7.00      0.34          0.04        0.38       (0.34)       --             --            --
   2000..............     7.04      0.35         (0.15)       0.20       (0.35)       --          $(0.02)          --
   2001..............     6.87      0.39          0.22        0.61       (0.39)       -- (4)         --            --
  HIGH YIELD FUND -- (10/31/00*)
   Shares
   Period Ended March
    31, 2001.........    $7.00     $0.27        $ 0.26       $0.53      $(0.27)       --             --            --

 * Commencement of Operations
(1) Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrators.
(2) Not Annualized
(3) Annualized
(4) Amount represents less than $0.01 per share.
                       See Notes to Financial Statements

                                                Ratio of     Ratio of     Ratio of
                                        Net       Net          Gross        Net
                  Net Asset           Assets,  Operating     Operating   Investment
                   Value,              End of   Expenses     Expenses      Income    Portfolio    Fee
      Total          End    Total      Period  to Average   to Average   to Average  Turnover   Waivers
  Distributions   of Period Return    (000's)  Net Assets  Net Assets(1) Net Assets    Rate     (Note 2)
  -------------   --------- ------    -------- ----------  ------------- ----------  ---------  --------



     $(0.51)        $8.60    3.17%    $185,896   0.90%         1.04%       5.90%       238%      $0.01
      (0.50)         9.17   12.79%     196,097   0.90%         1.02%       5.51%       538%       0.01
      (0.72)         8.99    5.95%     215,768   0.90%         1.03%       4.96%       268%       0.01
      (0.50)         8.55    0.72%     220,480   0.88%         1.00%       5.42%       112%       0.01
      (0.50)         9.11   12.80%     252,173   0.88%         1.01%       5.81%        99%       0.01



     $(0.41)        $6.87    3.25%    $ 78,441   0.63%         0.68%       5.91%       129%        --
      (0.41)         7.23   11.37%      94,935   0.61%         0.66%       5.68%        86%        --
      (0.53)         7.13    6.02%     127,743   0.60%         0.67%       5.29%       229%        --
      (0.40)         6.77    0.59%     155,483   0.58%         0.65%       5.80%       122%        -- (4)
      (0.42)         7.18   12.73%     219,600   0.56%         0.69%       6.11%       108%      $0.01



     $(0.37)        $6.93    4.77%    $ 30,804   0.61%         0.70%       5.42%        82%      $0.01
      (0.37)         7.00    6.47%      32,547   0.62%         0.69%       5.28%        35%        --
      (0.34)         7.04    5.54%      52,589   0.58%         0.67%       4.79%       114%       0.01
      (0.37)         6.87    3.02%      59,307   0.54%         0.62%       5.07%        90%       0.01
      (0.39)         7.09    9.14%      75,694   0.57%         0.67%       5.59%       118%       0.01




     $(0.27)        $7.26    7.76%(2)   57,670   1.05%(3)      1.55%(3)    9.43%(3)    169%(3)   $0.01

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Managed Income Fund




 Principal                                                  Coupon    Value
 Amount                                                      Rate    (Note 1)
 ---------                                                  ------ ------------
 ASSET BACKED SECURITIES -- 8.15%
 $ 3,000,000 California Infrastructure SDG&E 1997-1 A5,
             09/25/05....................................    6.19% $  3,052,905
   8,000,000 CIT RV Trust, 1999-A A4, 06/15/13...........    6.16     8,182,987
   5,000,000 Peco Energy Transition Trust, 1999-A A4,
             03/01/07....................................    5.80     5,084,425
   3,975,000 PP&L Transition Bond Co., LLC, 1999-1 A6,
             12/26/07....................................    6.96     4,219,246
                                                                   ------------
             TOTAL ASSET BACKED SECURITIES
              (Cost $19,840,088).........................            20,539,563
                                                                   ------------
 CERTIFICATE OF DEPOSIT -- 2.28%
   6,000,000 Mercantile Safe Deposit & Trust, 05/17/04
             (Cost $6,000,000)...........................    6.10     5,758,800
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 21.16%
   6,000,000 Commercial Mortgage Asset Trust, 1999-C1 B,
             07/17/13....................................    7.23     6,291,632
   9,000,000 +DLJ Mortgage Acceptance Corp., 1997-CF2 A3,
             09/15/07....................................    6.99     9,243,068
   5,202,835 Government National
             Mortgage Association,
             1999-19A, 08/16/25..........................    6.50     5,291,667
        730  LB Commercial Conduit Mortgage Trust, 1999-
             C1 A1,
             08/15/07....................................    6.41           748
   5,000,000 Morgan Stanley Capital I,
             1999-WF1 B, 10/15/08........................    6.32     5,005,729
   2,025,000 Mortgage Capital Funding, Inc.
             1997-MC2 D7, 11/20/07.......................    7.12     2,032,883
   3,356,613 Mortgage Capital Funding, Inc.,
             1998-MC1 A1, 06/18/07.......................    6.42     3,436,637
   4,250,000 Mortgage Capital Funding, Inc.,
             1998-MC1 C, 01/18/08........................    6.95     4,368,394
  10,370,000 Nomura Asset Securities Corp,
             1995-MD3 Class A1B, 03/04/20................    8.15    11,144,019
   4,500,000 Nomura Asset Securities Corp.,
             1998-D6 A1B, 03/17/28.......................    6.59     4,619,678
   1,785,000 Salomon Brothers Mortgage Securities VII,
             2000-C1 A2, 12/18/09........................    7.52     1,913,330
                                                                   ------------
             TOTAL COLLATERALIZED MORTGAGE
             OBLIGATIONS
              (Cost $51,910,466).........................            53,347,785
                                                                   ------------

 Principal                                                   Coupon    Value
 Amount                                                       Rate    (Note 1)
 ---------                                                   ------  ----------
 CORPORATE BONDS -- 31.43%
 $    500,000 AK Steel Corp., 12/01/08....................    8.88%  $  467,500
    5,000,000 Associates Corp. of North America, Series H,
              09/27/02....................................    6.71    5,117,965
    4,750,000 Bank One Texas, 02/15/08....................    6.25    4,635,473
    5,000,000 British Telecom plc, 12/15/10...............    8.13    5,223,895
    4,700,000 Daimler-Chrysler N.A. Holding Corp.,
              01/18/11....................................    7.75    4,827,774
    8,000,000 Ford Motor Credit Co., 02/23/04.............    5.75    7,995,960
    3,000,000 +France Telecom, S.A., 03/01/06.............    7.20    3,052,848
      870,000 +Global Crossing Holding Ltd, 08/01/07......    8.70      800,400
      250,000 +Hercules, Inc., 11/15/07...................   11.13      253,750
    4,000,000 Keyspan Corp, 11/15/05......................    7.25    4,246,024
    3,000,000 Lehman Brothers Holding, 04/01/04...........    6.63    3,072,069
    1,170,000 Level 3 Communications, Inc., 05/01/08......    9.13      836,550
      800,000 Lodgian Financing Corp., 07/15/09...........   12.25      684,000
    5,000,000 Morgan Stanley Dean Witter & Co., 08/01/02..    6.38    5,093,160
      870,000 NTL, Inc., Series A, 04/15/05...............   12.75      830,850
      800,000 +Pemex Project Funding Master Trust,
              10/13/10....................................    9.13      812,000
    2,000,000 Pemex Project Funding Master Trust, Series
              REGS, 10/13/10..............................    9.13    2,030,000
    5,000,000 PHH Corp, MTN, 02/03/03.....................    8.13    5,091,400
      870,000 +PSEG Energy Holdings, 02/15/08.............    8.63      869,648
      750,000 Sovereign Bancorp, Inc., 03/15/04...........    8.63      758,270
      800,000 Stena AB, 12/15/05..........................   10.50      784,000
      800,000 Sterling Chemicals, Inc., Series B,
              07/15/06....................................   12.38      748,000
    5,190,000 U.S. Bancorp, 12/01/04......................    6.88    5,374,354
    5,000,000 Viacom, Inc., 07/30/10......................    7.70    5,446,565
    4,500,000 +WCG Note Trust, 03/15/04...................    8.25    4,480,916
      800,000 Williams Community Group, Inc., 10/01/09....   10.88      588,000
    5,000,000 WorldCom, Inc., 05/15/03....................    7.88    5,140,950
                                                                     ----------
              TOTAL CORPORATE BONDS (Cost $77,796,766)....           79,262,321
                                                                     ----------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Managed Income Fund--(continued)




 Principal                                                    Coupon    Value
   Amount                                                      Rate   (Note 1)
 ---------                                                    ------ -----------
 U.S. GOVERNMENT &
 AGENCY OBLIGATIONS -- 34.83%
 $5,000,000 Federal Home Loan Bank, 04/02/01...............    5.13% $ 4,999,306
            Federal National Mortgage Association
  5,000,000 June TBA, 12/01/27.............................    6.50    4,963,250
  1,029,115 Pool # 443225, 10/1/28.........................    5.50      978,967
  1,210,913 Pool # 450838, 12/01/28........................    5.50    1,151,906
  2,534,747 Pool # 562896, 03/01/31........................    5.50    2,411,231
            Government National Mortgage Association
  4,986,199 Pool # 267812, 06/15/17........................    8.50    5,171,726
  2,608,664 Pool # 780865, 11/15/17........................    9.50    2,728,553
  2,756,053 Pool # 780548, 12/15/17........................    8.50    2,858,600
  4,100,737 Pool #25620, 03/20/28..........................    6.00    4,011,804
  5,781,696 Pool #80311, 08/20/29..........................    5.50    5,875,891
  4,212,976 Pool # 532751, 08/15/30........................    9.00    4,394,749
            U.S. Treasury Bond
 16,365,000 8/15/17........................................    8.88   22,220,119
            U.S. Treasury Notes Inflation Index Bonds
  9,945,094 01/15/07.......................................    3.38   10,053,874
  4,942,552 04/15/29.......................................    3.88    5,276,179
            U.S. Treasury Strip
 27,000,000 5/15/17........................................    8.75   10,742,814
                                                                     -----------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Cost $86,027,224).............................           87,838,969
                                                                     -----------

                                                                      Value
  Shares                                                             (Note 1)
  ------                                                           ------------
 SHORT-TERM INVESTMENTS -- 5.75%
 7,250,354 Dreyfus Government Cash
           Management Fund..............................           $  7,250,354
 7,251,234 Fidelity U.S. Treasury II Fund...............              7,251,234
                                                                   ------------
           TOTAL SHORT-TERM INVESTMENTS
           (Cost $14,501,588)...........................             14,501,588
                                                                   ------------
 TOTAL INVESTMENTS
 (Cost $256,076,132*)....................................  103.60% $261,249,026
 OTHER ASSETS & LIABILITIES (NET)........................   (3.60)   (9,076,092)
                                                           ------  ------------
 NET ASSETS..............................................  100.00% $252,172,934
                                                           ======  ============

--------
* Aggregate cost for Federal income and book tax purposes.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, these securities amounted to $19,512,630 or 7.74% of net assets.
MTN -- Medium Term Note
                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Intermediate-Term Managed Income Fund





  Principal                                                 Coupon    Value
   Amount                                                    Rate    (Note 1)
  ---------                                                 ------ ------------
 ASSET BACKED SECURITIES -- 8.85%
 $ 3,325,000 American Express Credit Account Master
             Trust, 1998-1 A, 04/15/04...................    5.90% $  3,396,934
   1,000,000 American Express Credit Account Master
             Trust, 2000-1 A, 09/17/07...................    7.20     1,065,151
   4,040,000    California Infrastructure PG&E 1997-1 A8,
             12/26/09....................................    6.48     4,162,473
   4,300,000 CIT RV Trust, 1999-A A4, 06/15/13...........    6.16     4,398,355
   3,300,000     Ford Credit Auto Owner Trust, 2000-E A5,
             10/15/04....................................    6.77     3,436,151
   2,820,000 Toyota Auto Receivables Owner Trust, 2000-A
             A4, 04/15/07................................    7.21     2,967,701
                                                                   ------------
             TOTAL ASSET BACKED SECURITIES
             (Cost $18,688,710)..........................            19,426,765
                                                                   ------------
 CERTIFICATE OF DEPOSIT -- 2.75%
   6,000,000 Mercantile Safe Deposit & Trust, 01/31/03
             (Cost $6,000,000)...........................    5.60     6,048,000
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 14.43%
   1,736,135 Commercial Mortgage Acceptance Corp.
             1998-C1 A1, 12/15/17........................    6.23     1,768,841
   2,000,000 Commercial Mortgage Asset Trust, 1999-C1 B,
             07/17/13....................................    7.23     2,097,211
   5,400,000 +DLJ Mortgage Acceptance Corp., 1997-CF2
             A1B, 09/15/07...............................    6.82     5,603,816
   1,735,386 Morgan Stanley Capital I, 2000-LIFE A1,
             11/15/08....................................    7.42     1,839,473
   2,660,000 Morgan Stanley Co., 1996-CAM A3 11/15/08....    6.92     2,773,606
   1,927,770 Mortgage Capital Funding, Inc., 1996-MC2 C,
             09/20/06....................................    7.22     2,006,243
   1,370,849 Mortgage Capital Funding, Inc., 1997-MC2 A1,
             01/20/07....................................    6.53     1,408,169
   2,500,000 Mortgage Capital Funding, Inc., 1998-MC1 C,
             01/18/08....................................    6.95     2,569,644
   2,500,000 Nationslink Funding Corp., 1999-2 B,
             11/20/08....................................    7.53     2,690,462
   5,250,000  Nomura Asset Securities Corp., 1998-D6 A1B,
             03/17/28....................................    6.59     5,389,624
   3,327,822 Salomon Brothers Mortgage Securities VII,
             2000-C1 A1, 11/18/08........................    7.46     3,529,493
                                                                   ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $30,038,897)..........................            31,676,582
                                                                   ------------

  Principal                                                  Coupon  Value (Note
   Amount                                                     Rate       1)
  ---------                                                  ------  -----------
 CORPORATE BONDS -- 48.36%
 $   500,000 AK Steel Corp., 12/01/08.....................    8.88%  $   467,500
   4,300,000 +AT&T Wireless Group, 03/01/11...............    7.88     4,343,172
   3,550,000 AT&T Corp., 09/15/04.........................    8.65     3,819,083
   2,375,000 Bank of America Corp., 01/15/11..............    7.40     2,498,462
   4,775,000 Bank One Corp., 08/01/05.....................    7.63     5,068,853
   2,775,000 BankBoston N.A., 09/15/07....................    7.00     2,877,991
   4,075,000 BB&T Corp., 06/30/05.........................    6.38     4,079,723
   3,960,000 Capital One Bank, 02/01/06...................    6.88     3,854,660
   4,120,000 Comerica Bank, 10/15/02......................    7.25     4,258,255
   5,000,000 Countrywide Home Loans, Inc., Series F,
             10/08/02.....................................    6.38     5,071,225
   3,650,000 Daimler-Chrysler N.A. Holding Corp.,
             01/18/11.....................................    7.75     3,749,229
     900,000 Diageo plc, 01/06/04.........................    0.00       767,988
   4,000,000 Ford Motor Credit Co., 02/23/04..............    5.75     3,997,980
   3,000,000 General Electric Capital Corp., Series A,
             10/08/02.....................................    6.52     3,071,481
   1,800,000 General Motors Acceptance Corp., 01/15/06....    6.75     1,837,336
   3,600,000 General Motors Corp., 05/01/05...............    6.25     3,633,390
     250,000 +Global Crossing Holding Ltd, 08/01/07.......    8.70       230,000
     250,000 +Hercules, Inc., 11/15/07....................   11.13       253,750
   5,500,000 Household Finance Corp., 05/09/05............    8.00     5,899,767
   1,150,000 Ingersoll-Rand Co., 02/14/03.................    5.75     1,156,000
   5,180,000 John Deere Capital Corp., 10/15/02...........    7.00     5,326,563
   1,300,000 +Kellogg Co., 04/01/11.......................    6.60     1,302,821
   2,500,000 Keystone Finance Mid Funding, MTN, 05/15/04..    7.30     2,591,008
   1,645,000 Kinder Morgan Energy Partners, L.P. 03/15/11.    6.75     1,655,418
     330,000 Level 3 Communications, Inc., 05/01/08.......    9.13       234,300
     200,000 Lodgian Financing Corp., 07/15/09............   12.25       171,000
   5,000,000 Manufacturing & Traders Trust Co., 10/01/10..    8.00     5,411,255
   1,125,000 McDonald's Corp., 06/23/02...................    6.00     1,139,070
   3,800,000 Mercantile Bancorp, 06/15/07.................    7.30     3,999,139
   4,150,000 Merrill Lynch & Co., 11/03/03................    6.80     4,308,169
   2,125,000 Merrill Lynch & Co., Series B, 01/26/06......    6.15     2,149,238
     250,000 NTL, Inc., Series A, 04/15/05................   12.75       238,750
   4,900,000 PHH Corp, MTN, 02/03/03......................    8.13     4,989,572
     250,000 Sovereign Bancorp, Inc., 03/15/04............    8.63       252,595

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Intermediate-Term Managed Income Fund -- (continued)




  Principal                                                Coupon     Value
   Amount                                                   Rate     (Note 1)
  ---------                                                ------  ------------
 CORPORATE BONDS -- (continued)
 $   200,000 Stena AB, 12/15/05.........................   10.50%  $    196,000
     200,000 Sterling Chemicals, Inc.,
             Series B, 07/15/06.........................   12.38        187,000
   6,225,000 Viacom, Inc., 07/30/10.....................    7.70      6,780,973
   1,500,000 +WCG Note Trust, 03/15/04..................    8.25      1,493,638
     150,000 Williams Community Group, Inc., 10/01/09...   10.88        110,250
   2,650,000 WorldCom, Inc., 05/15/03...................    7.88      2,724,703
                                                                   ------------
             TOTAL CORPORATE BONDS (Cost $103,732,720)              106,197,307
                                                                   ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 18.61%
   2,000,000 Federal Home Loan Mortgage Corp., 04/25/21.    6.75      2,049,210
   8,700,000 Federal National Mortgage Association
             02/13/04...................................    5.13      8,797,118
          76 Pool #525818, 12/01/29.....................    7.50             78
             Government National Mortgage Association...
      41,173 Pool #195801, 01/15/17.....................    8.50         42,705
     100,175 Pool #195833, 04/15/17.....................    8.50        103,902
      33,426 Pool #212760, 04/15/17.....................    8.50         34,670
      45,819 Pool #334299, 05/15/23.....................    8.00         47,330
   1,248,507 Pool #367412, 11/15/23.....................    6.00      1,226,113
   2,418,577 Pool #366379, 12/15/23.....................    6.50      2,420,543
   2,410,366 Pool #353454, 05/15/27.....................    7.50      2,472,985
   3,279,270 U.S. Treasury Inflation Index Bond,
             07/15/02...................................    3.63      3,343,832
  19,450,000 U.S. Treasury Note, 11/15/04...............    5.88     20,319,007
                                                                   ------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Cost $40,339,599).........................             40,857,493
                                                                   ------------

  Principal                                                Coupon     Value
   Amount                                                   Rate     (Note 1)
  ---------                                                ------  ------------
 SOVEREIGN -- 0.92%
 $ 2,050,000 United Mexican States, 01/14/11
             (Cost $1,991,905)..........................     8.38% $  2,024,375
                                                                   ------------
   Shares
   ------
 SHORT-TERM INVESTMENTS -- 6.10%
   6,792,986 Dreyfus Government Cash Management Fund....              6,792,986
   6,612,059 Fidelity U.S. Treasury II Fund.............              6,612,059
                                                                   ------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $13,405,045).........................             13,405,045
                                                                   ------------
 TOTAL INVESTMENTS
  (Cost $214,196,876*)...................................  100.02% $219,635,567
 OTHER ASSETS & LIABILITIES (NET)........................   (0.02)      (35,563)
                                                           ------  ------------
 NET ASSETS..............................................  100.00% $219,600,004
                                                           ======  ============

--------
* Aggregate cost for Federal income and book tax purposes.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, these securities amounted to $13,227,197 or 6.02% of net assets.
MTN--Medium Term Note
                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Short-Term Government Securities Fund





  Principal                                                  Coupon    Value
   Amount                                                     Rate   (Note 1)
  ---------                                                  ------ -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 98.20%
             Federal Home Loan Bank
 $ 5,000,000 02/26/02.....................................    5.13% $ 5,028,140
   5,000,000 09/15/03.....................................    5.13    5,052,230
             Federal Home Loan Mortgage Corp.
   2,670,000 05/15/02.....................................    5.50    2,698,742
  13,800,000 02/15/03.....................................    7.00   14,388,432
   3,747,788 03/30/31.....................................    6.00    3,747,788
             Federal National Mortgage Association
     615,368 Pool #73821, 12/01/01........................    6.47      614,480
   1,039,365 03/25/02.....................................    6.59    1,043,321
   2,000,000 08/06/03.....................................    5.94    2,009,742
   8,500,000 02/13/04.....................................    5.13    8,600,555
   2,500,000 05/06/04.....................................    5.74    2,530,262
   2,834,448 Pool #73268, 12/01/05........................    6.62    2,943,492
   2,481,343 Pool #382316, 04/01/10.......................    7.57    2,479,383
   1,407,092 Pool #517390, 11/01/11.......................    8.00    1,457,688
             Government National Mortgage Association
   3,502,613 Pool #780240, 09/15/09.......................    8.50    3,629,182
   1,456,125 Pool #780752, 04/15/10.......................    8.50    1,514,885
   1,774,343 Pool #781036, 10/15/17.......................    8.00    1,832,858
     814,882 Pool #780440, 11/15/17.......................    8.50      845,202
     442,504 Pool #780511, 11/15/17.......................    8.50      458,969
   1,860,210 Pool #8378, 07/20/18.........................    6.75    1,907,203
   2,010,666 Pool #80385, 03/20/30........................    6.00    2,029,796
             U.S. Treasury Bond
   4,000,000 05/15/09.....................................    9.13    4,502,480
             U.S. Treasury Inflation Index Bond
   4,918,813 07/15/02.....................................    3.63    5,015,655
                                                                    -----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Cost $73,493,998)...........................           74,330,485
                                                                    -----------

                                                                        Value
 Shares                                                               (Note 1)
 ------                                                              -----------
 OTHER SHORT-TERM INVESTMENTS -- 1.35%
 512,891 Dreyfus Government Cash Management Fund                     $   512,891
 512,885 Fidelity U.S. Treasury II Fund                                  512,885
                                                                     -----------
         TOTAL OTHER SHORT-TERM INVESTMENTS
         (Cost $1,025,776)................................             1,025,776
                                                                     -----------
 TOTAL INVESTMENTS
 (Cost $74,519,774*).......................................   99.55% $75,356,261
 OTHER ASSETS & LIABILITIES (NET)..........................    0.45      337,860
                                                             ------  -----------
 NET ASSETS................................................  100.00% $75,694,121
                                                             ======  ===========

--------
*Aggregate cost for Federal tax and book purposes.
                       See Notes to Financial Statements

Excelsior Institutional Trust
Portfolio of Investments March 31, 2001
High Yield Fund





 Principal                                                  Coupon    Value
   Amount                                                    Rate    (Note 1)
 ---------                                                  ------  ----------
 CORPORATE BONDS -- 95.39%
 $  500,000 +Alliance Atlantis Communications, Inc.,
            Sub Notes, 12/15/09...........................  13.00%  $  535,625
  1,000,000 +American Cellular Corp., 10/15/09............   9.50      965,000
  3,000,000 +AT&T Canada, Inc., 09/15/06..................   7.65    2,989,440
  2,000,000 +AT&T Wireless Group, Senior Notes, 03/01/11..   7.88    2,016,642
  2,000,000 +Century Aluminum Co., 04/15/08...............  11.75    1,976,440
  1,000,000 +Charter Communication Holdings, 01/15/11.....  11.13    1,067,500
  3,000,000 +CSC Holdings, Inc., 04/01/11.................   7.63    2,938,410
  3,000,000 DaimlerChrysler Holdings, 01/18/11............   7.75    3,076,302
  2,000,000 Denbury Management, Inc., 03/01/08............   9.00    1,910,000
  2,000,000 Di Giorgio Corp., 06/15/07....................  10.00    1,845,000
  1,000,000 +France Telecom S.A., 03/01/11................   7.75    1,008,199
  2,000,000 FrontierVision Holdings L.P., Senior Discount
            Notes, Series B, Step Bond, 09/15/07             0.00    2,005,000
  1,000,000 FrontierVision Holdings L.P., Senior Discount
            Notes, Step Bond, 09/15/07....................   0.00    1,002,500
  2,000,000 Gaylord Container Corp., Senior Notes, Series
            B, 06/15/07...................................   9.75    1,350,000
  3,000,000 Global Crossing Ltd, 10/15/03.................   6.00    2,841,885
  1,000,000 Golden NorthWest Aluminum, Inc., 12/15/06.....  12.00      850,000
  2,000,000 +Hercules, Inc., 11/15/07.....................  11.13    2,020,000
  1,130,000 Kaiser Aluminum & Chemical Corp., Senior
            Notes, Series B, 10/15/06.....................  10.88    1,039,600
  2,605,000 Kaiser Aluminum & Chemical Corp., 10/15/06....  10.88    2,396,600
  1,000,000 K-Mart Corp., 02/01/06........................   9.38    1,007,858
  3,000,000 Level 3 Communications, Inc., 03/15/08........  11.00    2,347,500
  2,200,000 Lodgian Financing Corp., 07/15/09.............  12.25    1,870,000
  3,000,000 Lucent Technologies, Inc., 03/15/29...........   6.45    1,908,165
  2,000,000 Madison River Telephone Co., 03/01/10.........  13.25    1,440,000
    250,000 +Manor Care, Inc., 03/01/08...................   8.00      254,375
  1,000,000 Metallurg, Inc., Series B, 12/01/07...........  11.00      882,500
  1,000,000 Metromedia Fiber Network, Inc., 12/15/09......  10.00      830,000
  3,000,000 Murrin Murrin Holdings Property, Ltd., Senior
            Notes, 08/31/07...............................   9.38    2,310,000
  3,000,000 +Nextel Communications, Inc., 02/01/11........   9.50    2,550,000

 Principal                                                 Coupon       Value
   Amount                                                   Rate      (Note 1)
 ---------                                                 ------    -----------
 CORPORATE BONDS -- (continued)
 $1,300,000 NTL, Inc., Senior Notes,
            Series B, 02/15/07..........................    10.00%   $ 1,144,000
    250,000 +Ormet Corp., 08/15/08......................    11.00        203,125
  3,025,000 Owens-Illinois, Inc., 05/15/05..............     7.15      2,420,000
  1,500,000 PHH Corp., MTN, 02/03/03....................     8.13      1,526,778
  1,250,000 +PSEG Energy Holdings, Inc., Senior Notes,
            02/15/08....................................     8.63      1,247,901
  3,300,000 Radnor Holdings, Inc., Senior Notes, Series
            B, 12/01/03.................................    10.00      2,805,000
  2,000,000 Serling Chemicals, Inc.,
            Series B, 07/15/06..........................    12.38      1,860,000
  3,000,000 Service Corp. International, 12/15/05.......     6.00      2,100,000
  2,000,000 Sovereign Bancorp, Inc., 03/15/04...........     8.63      2,020,758
  1,500,000 +Spectrasite Holdings, Inc., Series B,
            03/15/10....................................    10.75      1,237,500
    700,000 Stena AB, 12/15/05..........................    10.50        682,500
    500,000 Stone Container Corp., 02/01/11.............     9.75        510,000
    500,000 +Stone Container Financial, 08/15/06........    11.50        520,000
  1,000,000 Telewest Communications plc, 10/01/07.......    11.00        980,000
  1,000,000 Teligent, Inc., Series B, Step Bond,
            03/01/08....................................     0.00         10,000
  1,500,000 +Tembec Industries, Inc., 02/01/11..........     8.50      1,537,500
  2,750,000 +Williams Communication Group, Inc.,
            10/01/09....................................    10.88      2,007,500
                                                                     -----------
            TOTAL CORPORATE BONDS (Cost $72,802,998)......            72,047,103
                                                                     -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 8.47%
            Federal Home Loan Bank, 04/02/01
  6,400,000 (Cost $6,399,111)...........................     5.13%++   6,399,111
                                                                     -----------
 TOTAL INVESTMENTS
 (Cost $79,202,109*).....................................  103.86%   $78,446,214
 OTHER ASSETS & LIABILITIES (NET)                           (3.86)    (2,913,850)
                                                           ------    -----------
 NET ASSETS ............................................   100.00%   $75,532,364
                                                           ======    ===========

--------
*  Aggregate cost for Federal income and book tax purposes.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, these securities amounted to $25,075,157 or 33.20% of net assets.
++ Discount Rate
MTN--Medium Term Note
Step Bond--Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 2001. Maturity date disclosed is the ultimate maturity.
                       See Notes to Financial Statements

                                EXCELSIOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Institutional Trust (the "Trust") is a business trust organized under the laws of the State of Delaware on May 11, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end diversified management investment companies.

  Excelsior Fund and the Trust currently offer shares in nineteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for the Managed Income Fund, Intermediate-Term Managed Income Fund and Short-Term Government Securities Fund, Portfolios of Excelsior Fund and High Yield Fund, a Portfolio of the Trust (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund and the Trust in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In November 2000, the American Institute of Certified Public Accountants (the "AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Portfolios does not anticipate that the adoption of the Guide will have a significant effect on the Portfolios' financial statements.

  The High Yield Fund offers two classes of shares: Shares and Institutional Shares. The Financial Highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, the Trust and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") are presented separately. The High Yield Fund commenced operations on October 31, 2000.

  (a) Portfolio valuation:

    Investments in securities that are traded on a recognized stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust.

    Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

    Investments in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. For valuation purposes, quotations of foreign securities in foreign currency are converted to United States dollars equivalent at the prevailing market rate on the day of conversion.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

  (c) Repurchase agreements:

    The Portfolios may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Portfolios' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Portfolios' custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

    If the value of the underlying security falls below the value of the repurchase price, the Portfolios will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (d) Dividends and distributions to shareholders:

    Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforwards, are distributed to shareholders at least annually.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (e) Federal taxes:

    It is the policy of Excelsior Fund and the Trust that the Managed Income Fund, Intermediate-Term Managed Income Fund and Short-Term Government Securities Fund continue to qualify as regulated investment companies and High Yield Fund qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 2001, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                           Expiration Date March 31,
                                           --------------------------
                                               2008          2009       Total
                                           ------------- ------------ ----------
   Managed Income Fund...................  $     484,000          --  $  484,000
   Intermediate-Term Managed Income Fund.      2,113,000    $ 536,000  2,649,000
   Short-Term Government Securities Fund.        338,000          --     338,000

    To the extent such carryforwards are utilized, no capital gain distributions will be made. During the year ended March 31, 2001, Managed Income Fund and Short-Term Government Securities Fund utilized capital loss carryforwards for Federal tax purposes totaling approximately $1,745,000 and $43,000, respectively.

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended March 31, 2001, the Portfolios incurred no Post-October losses.

    At March 31, 2001, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                      Tax Basis     Tax Basis    Net Unrealized
                                      Unrealized    Unrealized    Appreciation
                                     Appreciation (Depreciation) (Depreciation)
                                     ------------ -------------- --------------
   Managed Income Fund..............  $6,126,098    $ (953,204)    $5,172,894
   Intermediate-Term Managed Income
    Fund............................   5,673,958      (235,267)     5,438,691
   Short-Term Government Securities
    Fund............................     996,653      (160,166)       836,487
   High Yield Fund..................   1,081,059    (1,836,954)      (755,895)

  (f) Expense Allocation:

    Expenses incurred by Excelsior Fund and the Trust with respect to any two or more of their respective Portfolios are allocated in proportion to the average net assets of each of their respective Portfolios, except where allocations of direct expenses to each Portfolio can otherwise be fairly made. Expenses directly attributable to a Portfolio are charged to that Portfolio and expenses directly attributable to a particular class of shares in a Portfolio are charged to such class.

2. Investment Advisory Fee, Administration Fee, Distribution Expenses and Related Party Transactions

United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of 0.75% of the average daily net assets of the Managed Income Fund, 0.35% of the average daily net assets of the Intermediate-Term Managed Income Fund, 0.30% of the average daily net assets of the Short-Term Government Securities Fund and 0.80% of the average daily net assets of the High Yield Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

U.S. Trust Company, J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company) a corporate affiliate of The Chase Manhattan Bank and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Fund and the Trust. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. For the year ended March 31, 2001, administration fees charged by U.S. Trust Company were as follows:

     Managed Income Fund.............................................. $117,947
     Intermediate-Term Managed Income Fund............................   93,893
     Short-Term Government Securities Fund............................   30,651
     High Yield Fund..................................................    7,416

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses through March 31, 2001 to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio's average daily net assets. U.S. Trust has extended these contractual agreements for each Portfolio through the fiscal year ending March 31, 2002:

     Managed Income Fund.................................................. 0.90%
     Intermediate-Term Managed Income Fund................................ 0.65%
     Short-Term Government Securities Fund................................ 0.60%
     High Yield Fund--Shares.............................................. 1.05%
     High Yield Fund--Institutional Shares................................ 0.80%

  In addition, currently, U.S. Trust is voluntarily limiting its investment advisory fee to 0.65% of the average daily net assets for Managed Income Fund.

  For the year ended March 31, 2001, no reimbursements were required for Intermediate-Term Managed Income Fund and Short-Term Government Securities Fund. U.S Trust waived investment advisory fees totaling $210,699 and $68,498 for Managed Income Fund and High Yield Fund, respectively.

  Excelsior Fund and the Trust has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative servicing fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative servicing fees paid to affiliates of U.S. Trust amounted to $366,402 for the year ended March 31, 2001. Through July 31, 2000, U.S. Trust and the Administrators voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative servicing fees expense (including fees paid to affiliates of U.S. Trust) by such Portfolio. Effective August 1, 2000, U.S. Trust has voluntarily agreed to continue waiving investment advisory and administration fees payable by each portfolio in an amount equal to the administrative services fees expense paid to subsidiaries of U.S. Trust Corporation. For the year ended March 31, 2001, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative servicing fees for the Portfolios as follows:

                                                           U.S.
                                                          Trust   Administrators
                                                         -------- --------------
     Managed Income Fund................................ $103,992      $604
     Intermediate-Term Managed Income Fund..............  234,343       312
     Short-Term Government Securities Fund..............   58,909       500
     High Yield Fund....................................        4       --

  Edgewood Services, Inc. ("the Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund and the Trust. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

  The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Shares of High Yield Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Portfolio Shares, in an amount not to exceed the annual rate of 0.25% of the daily net asset value of the Portfolio's outstanding shares.

  Each Independent Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000. Each member of the Nominating Committee receives an annual fee of $2,000 for services in connection with this committee. Independent Trustees of Excelsior Trust receive an annual fee of $4,000, plus a meeting fee of $250 for each meeting attended. The Chairman receives an additional fee of $5,000. Each member of the Nominating Committee receives an annual fee of $1,000 for services in connection with this committee. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the Trust, respectively for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

3. Purchases and Sales of Securities:

  For the year ended March 31, 2001, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                       Purchases      Sales
                                                      ------------ ------------
     Managed Income Fund............................. $236,339,514 $223,805,147
     Intermediate-Term Managed Income Fund...........  240,000,241  191,942,484
     Short-Term Government Securities Fund...........   84,603,866   68,019,232
     High Yield Fund.................................  129,280,244   57,687,324

4. Capital Transactions

  Excelsior Fund has authorized capital of 35 billion shares of Common Stock,
31.375 billion of which is currently classified to represent interests in one of nineteen separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 375 million shares of the Managed Income Fund and 500 million shares each of Intermediate-Term Managed Income Fund and Short-Term Government Securities Fund. Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors. The Trust currently has authorized an unlimited number of shares of beneficial interest of each class of each Portfolio. Each share has a par value of $.00001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of the Trust's Board of Trustees.

                                          Managed Income Fund
                            --------------------------------------------------
                              Year Ended 03/31/01       Year Ended 03/31/00
                            -------------------------  -----------------------
                              Shares        Amount       Shares      Amount
                            -----------  ------------  ----------  -----------
Sold.......................   9,021,421  $ 79,159,029   8,709,982  $75,343,096
Issued as reinvestment of
 dividends.................     248,365     2,183,511     208,735    1,805,948
Redeemed...................  (7,353,235)  (64,597,718) (7,148,559) (61,794,612)
                            -----------  ------------  ----------  -----------
Net Increase...............   1,916,551  $ 16,744,822   1,770,158  $15,354,432
                            ===========  ============  ==========  ===========
                                 Intermediate-Term Managed Income Fund
                            --------------------------------------------------
                              Year Ended 03/31/01       Year Ended 03/31/00
                            -------------------------  -----------------------
                              Shares        Amount       Shares      Amount
                            -----------  ------------  ----------  -----------
Sold.......................  18,229,333  $126,510,116  12,866,252  $88,475,071
Issued as reinvestment of
 dividends.................      80,598       556,424      51,115      351,757
Redeemed................... (10,684,006)  (74,214,931) (7,864,681) (53,661,453)
                            -----------  ------------  ----------  -----------
Net Increase...............   7,625,925  $ 52,851,609   5,052,686  $35,165,375
                            ===========  ============  ==========  ===========

                                 Short-Term Government Securities Fund
                           ----------------------------------------------------
                             Year Ended 03/31/01        Year Ended 03/31/00
                           ------------------------  --------------------------
                             Shares       Amount       Shares        Amount
                           ----------  ------------  -----------  -------------
Sold.....................   7,033,078  $ 49,190,500   19,559,354  $ 135,260,251
Issued as reinvestment of
 dividends...............      97,923       679,761       84,441        585,766
Redeemed.................  (5,084,204)  (35,339,346) (18,490,692)  (127,769,237)
                           ----------  ------------  -----------  -------------
Net Increase.............   2,046,797  $ 14,530,915    1,153,103  $   8,076,780
                           ==========  ============  ===========  =============

                               High Yield Fund
                           ------------------------
                            10/31/00* - 03/31/01
                           ------------------------
                             Shares       Amount
                           ----------  ------------
Sold:
  Shares.................   8,249,273  $ 59,856,423
  Institutional Shares...   2,535,567    18,250,149
Issued as reinvestment of
 dividends:
  Shares.................      11,494        84,198
  Institutional Shares...         294         2,136
Redeemed:
  Shares.................    (319,070)   (2,362,585)
  Institutional Shares...     (76,058)     (561,080)
                           ----------  ------------
Net Increase.............  10,401,500  $ 75,269,241
                           ==========  ============

--------
* Commencement of Operations

5. Line of Credit:

  The Portfolios and other affiliated funds participate in a $25 million ($250 million prior to February 28, 2001) unsecured line of credit provided by The Chase Manhattan Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus up to 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2001, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Boards of Directors/Trustees of
Excelsior Funds, Inc. and
Excelsior Institutional Trust

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Managed Income, Intermediate-Term Managed Income, Short-Term Government Securities, and High Yield Portfolios (three of the portfolios constituting the Excelsior Funds, Inc., and one of the portfolios constituting the Excelsior Institutional Trust) (collectively, the "Funds") as of March 31, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed Income, Intermediate-Term Managed Income, Short-Term Government Securities, and High Yield Portfolios at March 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


Boston, Massachusetts                                      /s/ Ernst & Young LLP
May 15, 2001

                      Federal Tax Information: (Unaudited)

  For the year ended March 31, 2001, the percentage of income earned from direct treasury obligations was as follows:

                                                                        Interest
                                                                         Earned
                                                                        --------
Managed Income Fund....................................................  28.48%
Intermediate-Term Managed Income Fund..................................  18.67%
Short-Term Government Securities Fund..................................  41.45%
High Yield Fund........................................................  12.50%